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                                                                     Exhibit 1.1



                             UNDERWRITING AGREEMENT

                                 $1,500,000,000

                                SONY CORPORATION
                              % Notes due ___, 2003

                             Underwriting Agreement

                                                               ________ __, 1998

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
 As Representatives of the
  Several Underwriters Listed
   in Schedule I
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York  10260-0060

Ladies and Gentlemen:

         Sony Corporation, a Japanese corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), $1,500,000,000 principal amount of its _____% Notes due ___, 2003 (the "Securities"). The Securities will be issued pursuant to the provisions of an Indenture to be dated as of _________ __, 1998 between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee").

         The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form F-3 (File No. 333-45141), including a prospectus, relating to the Securities. The registration statement as amended at the time when it became effective, or, if a post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the prospectus in the form first used to confirm sales of Securities is referred to in this Agreement as the "Prospectus". If the Company has filed an abbreviated registration statement pursuant to




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Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"),
then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form F-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein.

         Each Underwriter severally represents and agrees that it has not offered or sold, and it will not offer or sell, directly or indirectly any of the Securities in or to or for the benefit of any resident of Japan or to any persons for reoffering or resale, directly or indirectly, in Japan or to or for the benefit of any resident of Japan except pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan available thereunder and in compliance with the other relevant laws and regulations of Japan.

         Each Underwriter severally represents and agrees that (1) it has not offered or sold and will not offer or sell any Securities in the United Kingdom prior to admission of the Securities to listing in accordance with Part IV of the Financial Services Act 1986 (the "Act") except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 or the Act, (2) it has complied and will comply with all applicable provisions of the Act with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom and (3) it has only issued or passed on and will issue or pass on in the United Kingdom any document received by it in connection with the issue of the Securities, other than any document which consists of or any part of listing particulars, supplementary listing particulars or any other document required or permitted to be published by the listing rules under Part IV of the Act, to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 (as amended) or is a person to whom such document may otherwise lawfully be issued or passed on.

         Each Underwriter severally agrees that it will not offer, sell or deliver, directly or indirectly, any Securities or distribute the Prospectus or any other offering material relating to the Securities, in or from any jurisdiction except under circumstances that will result in compliance with applicable laws and regulations thereof.





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         The Company hereby agrees with the Underwriters as follows:

         1. The Company agrees to issue and sell the Securities to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Company the respective principal amount of Securities set forth opposite such Underwriter's name in Schedule I hereto at a price equal to ______% of their principal amount plus accrued interest, if any, from
______________, 1998 to the date of payment and delivery.

         2. The Company understands that the Underwriters intend (i) to make a public offering of their respective portions of the Securities as soon after the parties hereto have executed and delivered this Agreement, as in the judgment of the Representatives is advisable and (ii) initially to offer the Securities upon the terms set forth in the Prospectus.

         3. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives at [10:00 AM New York City Time] on ________ __, 1998, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment is referred to herein as the "Closing Date". As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

         Payment for the Securities shall be made against delivery to the nominee of The Depository Trust Company for the respective accounts of the several Underwriters of the Securities of one or more global notes (collectively, the "Global Note") representing the Securities, with any transfer taxes payable in connection with the transfer to the Underwriters of the Securities duly paid by the Company. The Global Note will be made available for inspection by the Representatives at the office of the Trustee, 450 W. 33rd St., 15th Floor, New York, NY 10001-2697, not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

         As compensation to the Underwriters for their commitments hereunder, the Company will pay, or cause to be paid, to J.P. Morgan Securities Inc., for the accounts of the several Underwriters, an amount equal to % of the principal amount of the Securities to be delivered by the Company hereunder on the Closing Date. On ________ __, 1998, or on such other date, no later than the fifth Business Day thereafter, as the Representatives and the Company may agree upon in writing, the Company will pay or cause to be paid, by wire transfer, in immediately available funds, such commission to the account specified by J.P. Morgan Securities Inc.





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         4.  The Company represents and warrants to each Underwriter that:

                                    (a) no order preventing or suspending the
                           use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                                    (b) the Registration Statement has been
                           declared effective by the Commission; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) comply, or will comply, as the case may be, in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act") and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented, if applicable, at the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act, and
                           (ii) statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein;

                                    (c) the documents incorporated by reference
                           in the Prospectus, when they




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                           were filed with the Commission, conformed in all
                           material respects to the requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading;

                                    (d) the financial statements, and the
                           related notes thereto, incorporated by reference in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their consolidated cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

                                    (e) since the respective dates as of which
                           information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or any material increase in long-term debt of the Company or any of its subsidiaries, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

                                    (f) the Company has been duly incorporated
                           and is validly existing as a Kabushiki Kaisha under the laws of Japan, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in




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                           good standing would not have a material adverse
                           effect on the Company and its subsidiaries, taken as a whole;

                                    (g) each of the Company's significant
                           subsidiaries (as such term is defined under Rule 102 of Regulation S-X of the Securities Act) has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and all the outstanding shares of capital stock of each significant subsidiary (as such term is defined under Rule 102 of Regulation S-X of the Securities Act) of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of non-Japanese subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                                    (h) this Agreement has been duly authorized,
                           executed and delivered by the Company;

                                    (i) the Securities have been duly
                           authorized, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits provided by the Indenture; the Indenture has been duly authorized and has been duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the Prospectus;

                                    (j) neither the Company nor any of its
                           subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, its




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                           Articles of Incorporation or Regulations of the Board
                           of Directors or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them or any of their respective properties is bound, except for violations and defaults which individually and in the aggregate are not material to the Company and its subsidiaries taken as a whole or to the holders of the Securities; the issue and sale of the Securities as contemplated herein and the performance by the Company of all of its obligations under the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the Regulations of the Board of Directors of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except (i) for such consents, approvals, authorizations, registrations or qualifications as have been obtained under Japanese law, (ii) for such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Securities Act and the Trust Indenture Act and (iii) such as have been obtained and are in full force and effect under the Financial Services Act 1986.

                                    (k) other than as set forth or contemplated
                           in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental




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                           authorities or threatened by others; and there are no
                           statutes, regulations, contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                           (l) Price Waterhouse, who have certified certain
                  financial statements of the Company and its subsidiaries incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants as required by the Securities Act;

                           (m) the Company and its subsidiaries have good and
                  marketable title to all material items of real, personal and intellectual property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such property and buildings by the Company or its subsidiaries;

                           (n) no relationship, direct or indirect, exists
                  between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

                           (o) the Company is not and, after giving effect to
                  the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                           (p) the Company has complied with all provisions of
                  Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba;

                           (q) each of the Company and its subsidiaries owns,
                  possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all federal, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as




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                  conducted as of the date hereof, other than where the failure to obtain such license, permit, certificate, consent, order, approval or other authorization would not have a material adverse effect on the Company and its subsidiaries taken as a whole and neither the Company nor any such subsidiary has received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and each of the Company and its subsidiaries is in compliance in all material respects with all laws and regulations relating to the conduct of its business as conducted as of the date hereof;

                           (r) the Company and its subsidiaries (i) are in
                  compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and
                  (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

                           (s) under current Japanese laws and regulations, no
                  stock exchange, stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to Japan or to any political subdivision or taxing authority thereof or therein in connection with, and the Underwriters will not be deemed to be doing business in Japan solely by virtue of, (i) the sale of the Securities as contemplated herein or (ii) the execution and performance of this Agreement.

                  5. The Company covenants and agrees with each of the several Underwriters as follows:

                                    (a) if required, to file the final
                           Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act; and to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities and to furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request;




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                           (b) to deliver, at the expense of the Company, to the
                  Representatives, four signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents incorporated by reference therein and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) as the Representatives may reasonably request;

                           (c) before filing any amendment or supplement to the
                  Registration Statement or the Prospectus, whether before or after the time the Registration Statement becomes effective, to furnish to the Representatives a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representatives reasonably object;

                                    (d) to advise the Representatives promptly,
                           and to confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective, (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed and to furnish the Representatives with copies thereof, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose, (v) of the occurrence of any event, within the period referenced in paragraph
                           (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (vi) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order, or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of any order suspending any such qualification of the Securities, or notification of any such order thereof and, if issued, to obtain as soon as possible the withdrawal thereof;





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                                    (e) if, during such period of time after the
                           first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Representatives for transmittal to the Underwriters and to the dealers (whose names and addresses the Representatives will furnish to the Company) to which Securities may have been sold by the Representatives on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

                                    (f) to make generally available to its
                           security holders and to the Representatives as soon as practicable an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement;

                                    (g) so long as the Securities are
                           outstanding, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to holders of the Securities, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange;

                                    (h) during the period beginning on the date
                           hereof and continuing to and including the Business Day immediately following the Closing Date, not to offer, sell, contract to sell, or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Securities;

                                    (i) to use the net proceeds received by the
                           Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                                    (j) to use its best efforts to list, subject
                           to notice of issuance, the Securities on the London Stock Exchange Limited (the "Exchange") and to supply to the

                           Representatives for delivery to the Exchange copies of the Prospectus and other such documents, information and undertakings as may be required for the purpose of obtaining such listing; and

                                    (k) whether or not the transactions
                           contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Securities, including any fees and expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) in connection with the listing of the Securities on the Exchange, (iv) in connection with the printing (including word processing and duplication costs) and delivery of this Agreement and the Indenture, and the furnishing to Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided,
                           (v) payable to rating agencies in connection with the rating of the Securities, (vi) incident to the preparation of notes evidencing the Securities, (vii) all roadshow expenses and (viii) all reasonable and documented other out-of-pocket expenses (including the fees and disbursements of special U.S. counsel for the Underwriters) incurred by the Underwriters in connection with the transactions contemplated hereby.

                  6. The several obligations of the Underwriters hereunder to purchase the Securities on the Closing Date are subject to the performance by the Company of its obligations hereunder and to the following additional conditions:

                                    (a) if a post-effective amendment to the
                           Registration Statement is required to be filed under the Securities Act, such post-effective amendment shall have become effective not later than 5:00 P.M., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; and all requests for additional information on the part of the Commission shall have been complied with to the satisfaction of the Representatives;

                                    (b) the representations and warranties of
                           the Company contained herein
                           shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                                    (c) subsequent to the execution and delivery
                           of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                                    (d) since the respective dates as of which
                           information is given in the Prospectus there shall not have been any material change in the capital stock or any material increase in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the Closing Date on the terms and in the manner contemplated in the Prospectus; and neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order to decree, otherwise than as set forth or contemplated in the Prospectus;

                                    (e) the Representatives shall have received
                           on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to the Representatives to the effect set forth in subsections (b) through (d) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole from that set forth or contemplated in the Registration Statement;

                                    (f) Each of Standard & Poor's Corporation
                           ("S&P") and Moody's Investors Service, Inc.
                           ("Moody's") shall have rated the Securities not lower than A (in the case of S&P) and not lower than Aa3 (in the case of Moody's), neither of such ratings shall have been lowered and neither S&P nor Moody's shall have publicly announced that it has under surveillance or review, with negative implications, its rating of the Securities.

                                    (g) Tsunematsu Yanase & Sekine, Japanese
                           counsel for the Company, shall have furnished to the Representatives their written opinion, dated the Closing Date, in form and substance satisfactory to the Representatives, to the effect that:

                                            (i) the Company has been duly
                                    incorporated and is validly existing as a corporation under the laws of Japan, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                                             (ii) The Company has an authorized
                                    capital as set forth in the Prospectus;

                                            (iii) other than as set forth or
                                    contemplated in the Prospectus, to the best of such counsel's knowledge, there are no legal or governmental investigations, actions, suits or proceedings pending or threatened against or affecting the Company or any of its subsidiaries or any of their respective properties or to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or its subsidiaries is or may be the subject which, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have, or reasonably be expected to have, a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and such counsel does not know of any statutes, regulations, contracts or other documents required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

                                            (iv) The Securities will be direct,
                                    unconditional, unsubordinated and unsecured obligations of the Company, and will rank pari passu among themselves and equally with all other unsecured, unsubordinated obligations of the Company (other than those preferred by law);

                                            (v) The Securities have been duly
                                    authorized and executed by the Company and, assuming that the same being authenticated by the Trustee and delivered as contemplated by the Indenture and that the Securities are valid and legally binding obligations of the Company enforceable in accordance with their terms under the laws of the State of New York, are valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

                                            (vi) The Indenture has been duly
                                    authorized and executed by the Company and, assuming that the Indenture is a valid and legally binding obligation of the Company enforceable in accordance with its terms under the laws of the State of New York, constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

                                            (vii) the issue and sale of the
                                    Securities and the performance by the
                                    Company of its obligations under the
                                    Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the Regulations of the Board of Directors of the Company [or any of its subsidiaries incorporated in Japan] or any applicable Japanese law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, [its subsidiaries incorporated in Japan or any of their respective properties];

                                            (viii) Except for such consents,
                                    approvals, authorizations, registrations, qualifications, notifications, reporting or exemption therefrom as may be required under the Japanese Foreign Exchange and Foreign Trade Control Law and the regulations thereunder as have been obtained or made and are in full force and effect, no consent, approval, authorization or order of, or filing or registration with, or notification or prior reporting to, any court or governmental agency or body having jurisdiction over the Company is required under Japanese law for the execution, delivery and performance of this Agreement and the Indenture by the Company and the consummation of the transactions contemplated hereby and thereby including the issuance, authentication, sale and delivery of the Securities, and compliance with the terms thereof;

                                           (ix) The statements with respect to
                                    or involving Japanese law set forth in the Registration Statement and the Prospectus are true and correct;

                                            (x) The statements in the Prospectus
                                    under "Enforcement of Civil Liabilities", and "Japanese Foreign Exchange Controls", insofar as they describe Japanese statutes, rules and regulations, constitute a accurate summary thereof;

                                            (xi) The statements in the
                                    Prospectus under "Japanese Taxation" in so far as they describe Japanese tax law, constitute an accurate summary of the material Japanese tax consequences of the ownership and disposition of the Securities;

                                            (xii) No stock exchange, stamp or
                                    other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable in Japan with respect to the authorization, issuance, sale and delivery of the Securities by the Company to the Underwriters and (assuming that the Underwriters have no permanent establishment within Japan and, further, the Securities are not located within Japan immediately prior to the sale or delivery) the resale and delivery of the Securities by the Underwriters to holders in the manner contemplated by this Agreement;

                                            (xiii) The Company has the power to
                                    submit, and has taken all necessary
                                    corporate action to submit, to the
                                    jurisdiction of any Federal or State court in the City of New York, and to appoint Sony Corporation of America as the authorized agent of the Company for the purposes and to the extent described in Section 14 of this Agreement and as the authorized agent of the Company for the purposes and to the extent described in Section 114 of the Indenture; and neither the Company nor any of its property in Japan, is immune from any attachment in aid of execution of, or from execution based upon, any judgment of any such court; the Company has the legal capacity to sue and be sued in its own name under the laws of Japan; the irrevocable submission of the Company to the non-exclusive jurisdiction of such court in the City of New York and the waiver by the Company of any objection to the venue of the proceeding in any such court in the City of New York are legal, valid and binding under the laws of Japan and the courts of Japan will give effect to such submission and waivers;

                                            (xiv) Under current practice of
                                    Japanese courts, the Underwriters would be permitted to commence proceedings in Japanese courts of competent jurisdiction based on this Agreement and the holders of the Securities (or the Trustee acting on their behalf) would be permitted to commence proceedings in Japanese courts of competent jurisdiction based on the Indenture and the Securities, and such Japanese courts would accept jurisdiction over any such action or proceeding and would give effect to the choice of New York law as the governing law of this Agreement, the Indenture and the Securities; under present Japanese law, Japanese courts should recognize and enforce as a valid judgment any final and conclusive civil judgment for monetary claims (which for this purpose are limited to those of a purely civil nature and do not include monetary claims of the nature of criminal or administrative sanction, such as treble damages or punitive damages, even though they take the form of civil claims) obtained in a court of competent jurisdiction located in the State of New York against the Company by a holder of any Security, in his capacity as such holder, in an action based on the Security and instituted by a service of process on the Company in the manner set forth in Section 14 of this Agreement, provided that (a) both the procedures leading to, and the substance of, such judgment is not repugnant to public policy as applied in Japan, (b) a court located in the State of New York will recognize and treat as a valid judgement without retrial or re-examination of the merits any final and conclusive civil judgement for monetary claims obtained in a Japanese court against an issuer located in the State of New York by a holder of a security based on such security (such security being comparable to the Securities), in his capacity as such holder and instituted by service of process (otherwise than by a public notice or a method comparable thereto) on such issuer, if such judgment obtained in Japan is not repugnant to public policy as applied in the State of New York (which for this purpose may require an absence of a conflicting judgment issued by a court located in the State of New York in the subject matter) and
                                    (c) there is no conflicting Japanese court judgment in the subject matter. (Since such counsel is not an expert in the laws of the State of New York or the United States, such counsel is unable to determine the precise scope of and the limitation by the New York State law and, accordingly, are unable to express an opinion as to whether or not a Japanese court would regard a judgment of a court located in the State of New York as satisfying the requirements mentioned above); and

                                            (xv) Under Japanese law as in effect
                                    on the date of such opinion, payments of principal and interest in respect to the Securities by the Company to non-residents of Japan or non-Japanese corporations, without permanent establishments in Japan will not be subject to Japanese income or corporation tax by way of withholding or otherwise, and no stamp, duty or other issue or documentary taxes are payable in Japan in connection with the execution or delivery of this Agreement or the Indenture. In the event that in the future the Company may become liable to withhold or deduct any such taxes or duties with respect to the interest payments on the Securities, the Company may perform its obligations pursuant to the terms and conditions of the Securities to pay the holders of the Securities any additional amounts.

                           In rendering such opinions, such counsel may rely (A)
                  as to matters involving the application of laws other than the laws of Japan to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws, including (without limitation) the opinion of Sullivan & Cromwell referred to in subsection (h) below; (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel upon which they relied is in form satisfactory to such counsel. The opinion of such counsel described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                           (h) Sullivan & Cromwell, U.S. counsel to the Company,
                  shall have furnished to the Representatives their written opinion (as to items (i) through (v) below) and a letter (as to item (vi) below), dated the Closing Date, in form and substance satisfactory to the representations to the effect that:

                                    (i) assuming that this Agreement has been
                           duly authorized, executed and delivered by the Company under Japanese law, this Agreement has been duly executed and delivered by the Company;

                                    (ii) assuming that the Securities have been
                           duly authorized and executed by the Company, duly authenticated by the Trustee and delivered as contemplated by the Indenture and assuming, insofar as Japanese law is concerned, that the Securities are valid and legally binding obligations of the Company enforceable in accordance with their terms, the Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits provided under the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                                    (iii) assuming that the Indenture has been
                           duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company under Japanese law enforceable in accordance with its terms, the Indenture constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture has been duly qualified under the Trust Indenture Act;

                                    (iv) all regulatory consents,
                           authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States or the laws of the State of New York for the issuance of the Securities and the sale and delivery of the Securities by the Company to the Underwriters have been obtained or made;

                                    (v) the Company is not an "investment
                           company", as such term is defined in the Investment Company Act; and

                                    (vi) the Registration Statement, as of its
                           effective date, and the Prospectus, as of its date, appeared on their face to be appropriately responsive in all material respects with the requirements of the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; nothing that came to such counsel's attention in the course of their review has caused such counsel to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and nothing that has come to such counsel's attention in the course of the limited procedures described in such letter has caused such counsel to believe that the Prospectus, as of the date and time of delivery of such letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state that they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those made under the sections entitled "Description of Notes", insofar as they relate to provisions of the Securities and the Indenture, "Taxation -- United States Taxation", insofar as they relate to provisions of Federal tax laws of the United States therein described, and "Underwriting", insofar as they relate to the provisions of this Agreement. Such counsel may also state that they do not express any opinion or belief as to financial statements and schedules or other financial data contained or incorporated by reference in the Registration Statement and the Prospectus or as to the statement of the eligibility and qualification of the Trustee under the Indenture.

                           In rendering such opinions, such counsel may rely (A)
                  as to matters involving the application of laws other than the Federal laws of the United States and the laws of the State of New York, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel reasonably acceptable to the Underwriters' counsel, familiar with the applicable laws, including (without limitation) the opinion of Tsunematsu Yanase & Sekine referred to in subsection (g) above; and (B) as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials of jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. With respect to the matters to be covered in subparagraph (vi) above counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified. The opinion of such counsel described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                           (i) on the date hereof and also on the Closing Date,
                  Price Waterhouse shall have furnished to the Representatives letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus;

                           (j) the Representatives shall have received on and as
                  of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the validity of the Indenture and the Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                           (k) the Securities to be delivered on the Closing
                  Date shall have been approved for listing on the Exchange, subject to official notice of issuance; and

                           (l) on or prior to the Closing Date the Company shall
                  have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

                  7. The Company undertakes with the Underwriters that it will bear and pay any stamp or other duties or taxes (or, in respect of any duty or tax for which the Underwriters are initially liable, will promptly reimburse the same to the Underwriters) on or in connection with the issue, distribution and delivery of the Securities and the execution, delivery and performance of this Agreement and any value added tax payable in connection with the commissions and other amounts payable or allowable by the Company and otherwise in connection with the transactions envisaged by this Agreement.

                  8. The Company agrees to indemnify and hold harmless each Underwriter, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses reasonably incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter or affiliate thereof (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and, if required by law, a copy of the Prospectus (as so amended or supplemented) shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

                  Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person who controls the Company within the meaning of Section 15 of the Securities Act and
         Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

                  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities and such control persons of Underwriters shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

                  If the indemnification provided for in the first and second paragraphs of this Section 8 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities set forth opposite their names in Schedule I hereto, and not joint.

                  The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law of in equity.

                  The indemnity and contribution agreements contained in this
Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the Securities.

                  9. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, the Tokyo Stock Exchange or the Exchange;
(ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York, England or Japan shall have been declared by either Federal or New York State, English or Japanese authorities, respectively, or (iv) there shall have occurred any change in the U.S. or international financial markets, any outbreak or escalation of hostilities, any change in political or economic conditions or currency exchange rates or exchange controls or any calamity or crisis that, in the judgment of the Representatives, is material and adverse and which, in the judgment of the Representatives, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus.

                  10. This Agreement shall become effective upon the later of
(x) execution and delivery hereof by the parties hereto and (y) if applicable, release of notification of the effectiveness of any post-effective amendment by the Commission.

                  If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by an amount in excess of one-tenth of such principal amount of Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                  11. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

         12. This Agreement shall inure to the benefit of and be binding upon the Company, the Underwriters, each affiliate of any Underwriter which assists such Underwriter in the distribution of the Securities, any controlling persons referred to herein and their respective directors, officers, successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         13. Any action by the Underwriters hereunder may be taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Representatives jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260-0060 (telefax:______); Attention: Syndicate Department. Notices to the Company shall be given to it at Sony Corporation, 7-35, Kitashinagawa 6-chome, Shinagawa-ku, Tokyo, 141-0001, Japan (telefax: 81-3-5448-5610);
Attention: Capital Market Department, Finance Division.

         14. Each of the parties hereto irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any Federal or State court located in the Borough of Manhattan, The City of New York (each a "New York Court"), and irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or thereafter have to the laying of venue of any such proceeding brought in any such court and irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, the Company hereby waives such immunity in respect of its obligations under this Agreement. The Company acknowledges that, to the extent permitted under applicable laws, a final judgment in any such suit, action or proceeding brought in such a court may be conclusive and binding on the Company and an action may be brought in any court in a jurisdiction to which the Company is subject to a suit in order to enforce such judgement. The Company has irrevocably appointed, Sony Corporation of America, 550 Madison Avenue, 33rd Floor, New York, New York 10022-3211, its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based upon this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls such Underwriter. The Company represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the

Company.

         15. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Representatives could purchase United States dollars with such other currency in New York City on the Business Day preceding that on which final judgment is given. The obligation of the Company in respect of any sum due from it to any Underwriter shall, notwithstanding any judgment in currency other than United States dollars, not be discharged until the first Business Day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any judgment, to indemnify such Underwriter against such loss.

         16. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PROVISIONS THEREOF.

         If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                Very truly yours,

                                SONY CORPORATION




                                                     By:_______________________
                                                         Title:


 Accepted: _________ __, 1998

Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.

 Acting severally on behalf
 of themselves and the
several Underwriters listed
in Schedule I hereto.

By: J.P. Morgan Securities Inc.




By:___________________________
     Title:

                                   SCHEDULE I


Underwriters                                                  Principal Amount
                                                               of Securities

Goldman, Sachs & Co. ....................................     $
Merrill Lynch, Pierce, Fenner & Smith Incorporated....
J.P. Morgan Securities Inc. .............................

                                    Total   .............     $ 1,500,000,000
                                                              ---------------